Exhibit 10.22

AMENDMENT AGREEMENT
(English Translation from Spanish)

AMENDMENT AGREEMENT TO A MINING EXPLORATION AND SURFACE USE AUTHORIZATION CONTRACT ENTERED INTO, ON THE ONE HAND, BY MESSRS. AGUSTIN MESITA AND J. BERNABE SILVA, IN THEIR OWN RIGHT (HEREINAFTER "THE HOLDERS"); AND ON THE OTHER HAND, MINERA DE CORDILLERAS, S. DE R.L. DE C.V., (HEREINAFTER "CORDILLERAS"), REPRESENTED IN THIS ACT BY ENGINEER JORGE MONSIVAIS GAMEZ, PURSUANT TO THE FOLLOWING RECITALS AND CLAUSES.

R E C I T A L S

I. - Both parties declare, "THE HOLDERS" in their own right and "CORDILLERAS" through its representative:

1.- That on September 22, 2014, they entered into a Mining Exploration and Surface Use Authorization Contract (hereinafter the "CONTRACT"), with respect to the rights derived from the mining concession covering the mining lot denominated "EL MILAGRO", Title 239753 (in said instrument and hereinafter identified as the "LOT"), whose identifying data are as follows:

"EL MILAGRO" mining concession, Title number 239753, issued on February 15, 2013, located in the Municipality of Comonfort, Guanajuato, with a surface area of 400.0000 hectares, recorded under Record number 53, at page 27 of volume 392 of the Book of Mining Concessions of the Public Registry of Mining.

2.- That the CONTRACT referred to in recital 1 above is registered in the Public Registry of Mining under number 121, at page 142, verso of volume 37 of the Book of Acts, Contracts, and Mining Agreements of the Public Registry of Mining.

3.- That both "THE HOLDERS" and the representative of "CORDILLERAS" represent that they have full authority to execute this Agreement, by virtue of the fact that "THE HOLDERS" act in their own right and the authority granted to the representative of "CORDILLERAS" continues in full force and effect and has not been revoked, limited, or modified in any form.

4.- That as of this date, both parties are current in the fulfillment of their respective obligations under the CONTRACT, "CORDILLERAS" having made the payment agreed in the SECOND clause, for the first year, in the manner and at the time agreed, which "THE HOLDERS" expressly acknowledge.

5.- That it is in the interest of both parties to amend solely and exclusively the SECOND clause of the CONTRACT with respect to the amount of the consideration payments for the exploration and use of the surface rights of the "LOT" beginning from the second year after the signing of the CONTRACT, in order to gradually reimburse "CORDILLERAS" for the payment of mining rights that "CORDILLERAS" made on behalf of "THE HOLDERS" for the first and second semesters of 2012, first and second of 2013, and first and second of 2014, which together amount to a total of $325,466.00 (Three Hundred Twenty-Five Thousand Four Hundred Sixty-Six Pesos 00/100 M.N.)

Based on the foregoing, the parties subject their commitments to the terms and conditions set forth in the following:

C L A U S E S

FIRST.- The SECOND clause of the CONTRACT is amended to read as follows:

"SECOND.-CONSIDERATION.- "THE HOLDERS" and "CORDILLERAS" agree that, as consideration for the right to explore the “LOT” under the terms of this contract, "CORDILLERAS" shall pay "THE HOLDERS", through its Legal Representative, the annual amount of $120,000.00 (One Hundred Twenty Thousand Pesos M.N. 100/00), which shall be paid by "CORDILLERAS" in the following manner:

a) The first year, the annual amount previously agreed shall be covered in full in a single payment of $120,000 (One Hundred Twenty Thousand Pesos 00/100 M.N.) upon execution of the present contract.

b) Starting from the Second year after the execution of this contract, and taking into account that "CORDILLERAS" paid on behalf of "THE HOLDERS" the delinquent mining rights fees for the first and second semesters of 2012, first and second of 2013, and first and second of 2014, which together amount to a total of $325,466.00 (Three Hundred Twenty-Five Thousand Four Hundred Sixty-Six Pesos 00/100 M.N.), being the same amount that was owed to "THE HOLDERS", "CORDILLERAS" shall pay "THE HOLDERS" the annual amount on a monthly basis, resulting in a payment each month of $10,000.00 (Ten Thousand Pesos 00/100), from which “CORDILLERAS” shall only effectively deliver to "THE HOLDERS" $5,000.00 (Five Thousand Pesos 00/100) each month, with the remaining $5,000.00 (Five Thousand Pesos 00/100) per month being set off in favor of "CORDILLERAS", month after month, for as long as is necessary to fully reimburse "CORDILLERAS" for the amount it paid for mining rights on behalf of "THE HOLDERS" of $325,466.00 (Three Hundred Twenty-Five Thousand Four Hundred Sixty-Six Pesos 00/100 M.N.).

c) Once "THE HOLDERS" have fully reimbursed "CORDILLERAS" the total amount of $325,466.00 (Three Hundred Twenty-Five Thousand Four Hundred Sixty-Six Pesos 00/100 M.N.), only then shall "CORDILLERAS" pay "THE HOLDERS" monthly, on an effective basis, the amount of ($10,000.00 Ten Thousand Pesos 0/100 M.N.) monthly until the termination of the CONTRACT.

Payments shall be made by check in the name of only one of the co-holders of the “LOT”, Mr. J. Bernabé Silva Sánchez, for which, in this act, Mr. Agustín Mesita, grants his full consent.

For the delivery of the foregoing payments and the corresponding checks, "THE HOLDERS" are obligated to "CORDILLERAS" to deliver a receipt for each payment, executed and signed by both holders of the lot with the seal, approval, and signature of the President, Secretary, and Treasurer of “THE EJIDO".”

SECOND.- The amendments to the CONTRACT referred to in the preceding FIRST clause of this Amendment Agreement constitute the sole amendments agreed between "THE HOLDERS" and "CORDILLERAS", and therefore both parties shall continue to be bound literally to all remaining clauses of the CONTRACT, which is understood to be in force and binding on both parties.

The parties agree that this Agreement may only be amended or supplemented by express written agreement signed by each of the parties with respect to the rights and obligations each derives from this Agreement and the CONTRACT.

FIFTH.- The parties expressly agree and mutually commit to ratify the signatures of this Agreement before a Notary Public within 30 (thirty) days following the execution of this Agreement.

SIXTH.- This Agreement is entered into pursuant to Article 78 of the Commercial Code and is of a commercial nature. Therefore, for matters not expressly agreed herein and for the interpretation and compliance thereof, the Mining Law, its Regulations, and the Commercial Code shall apply, as well as, in a supplementary capacity, the Federal Civil Code for matters not provided for in the foregoing.

All disputes deriving, resulting from, or relating to this Contract shall be definitively resolved before the competent Courts of the City of Torreón, Coahuila.

This document having been read by the parties, they ratify it in all its terms and sign it for the proper record, on the 25 of August of 2015, in the City of Comonfort, Guanajuato.

"THE HOLDERS"

[Signed] AGUSTÍN MESITA	[Signed] J. BERNABÉ SILVA SÁNCHEZ

"CORDILLERAS"
MINERA DE CORDILLERAS S. DE R.L. DE C.V.
[Signed] JORGE MONSIVAIS GAMEZ

NOTARIAL CERTIFICATION

In the City of Comonfort, Guanajuato, on the twenty-fifth day of the month of August of the year 2015 (two thousand fifteen), before me, ATTORNEY LUIS FERNANDO COELLO REBOLLEDO, NOTARY PUBLIC NUMBER 1 (ONE) practicing in this Judicial District, with domicile at Calle Juárez number 4 (four), appeared AGUSTÍN MESITA, J. BERNABÉ SILVA SÁNCHEZ, AND JORGE MONSIVAIS GAMEZ, Mexican citizens, of legal age, residents of Delgado de Abajo, Municipality of Comonfort, and the last of San Luis Potosí, with domicile at Calle La Mesita number 1 (one) and Delgado de Abajo without number, and Avenida Coral number 935 (nine hundred thirty-five), Fraccionamiento Valle Dorado. They identified themselves by Voter ID with Folio numbers 0000015675649, 0000015675387, and 0000079950045, the last in his capacity as representative of the Company MINERA DE CORDILLERAS S.A. DE C.V., as evidenced by the Protocolization of record number 8287 (eight thousand two hundred eighty-seven), dated May 24 (twenty-fourth), 2012 (two thousand twelve), before the faith of Attorney Guillermo A. Vigil Chapa, Notary Public number 247 (two hundred forty-seven), of Mexico, Federal District. This Testimony is registered in the Public Registry of Property, under Commercial Folio number 344264 (three hundred forty-four thousand two hundred sixty-four), dated June 7 (seventh), 2012 (two thousand twelve), which, in relevant part, states verbatim: "...8.- Granted to Mr. José Monsivais Gamez, general power of Minera de Cordilleras S. de R.L., to be exercised with the following faculties: I. To administer property... II. To act as legal representative of the Company..." He accredits the Legal Personality of the Company with Articles of Incorporation number 42114 (forty-two thousand one hundred fourteen), dated November 9 (ninth), 1994 (nineteen ninety-four), before the faith of Attorney Javier del Valle Palazuelos, Notary Public number 61 (sixty-one) of Mexico, Federal District, whose Testimony is registered in the Public Registry of Property, under number 129 (one hundred twenty-nine) of the Commerce Section, Volume 2. Those who appeared ratify each and every part of this agreement and recognize as theirs the signatures, this ratification being recorded under number 2786 (two thousand seven hundred eighty-six) of Tome XXIII (Twenty-Third) of the Book of Ratifications, the interested parties signing in the corresponding folio, which is folio 2212 (two thousand two hundred twelve). I so attest. -----

ATTORNEY LUIS FERNANDO COELLO REBOLLEDO
NOTARY PUBLIC NO. 1 — PROF. CERT. NO. 199061

— END OF TRANSLATION —